UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2014

ASURE SOFTWARE, INC.
(Exact name of registrant as specified in charter)

Delaware	0-20008	74-2415696
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

110 Wild Basin Road, Suite 100, Austin, Texas 78746
(Address of principal executive offices)

512-437-2700
(Registrant’s telephone number, including area code)

N/A
(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           On February 4, 2014, the Compensation Committee of the Board of Directors (the "Board") of Asure Software, Inc. (the "Company"), approved annual base salaries and target annual bonus percentages for the executive officers, in each case effective as of January 1, 2014, as set forth below. The financial performance metrics for the 2014 bonus plan include the achievement of specified goals with respect to the Company’s cloud revenue and EBITDA.

Named Executive Officer	Title	2014 Annual Base Salary	2014 Annual Target Bonus (as a percentage of base salary)
Patrick Goepel	Chief Executive Officer	$300,000.00	50%
Steven Rodriguez	Chief Operating Officer	$210,000.00	45%
Jennifer Crow	Chief Financial Officer	$180,000.00	30%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Dated: February 7, 2014	By: /s/ Jennifer Crow
Jennifer Crow, Chief Financial Officer